SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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      Date of Report (Date of Earliest Event Reported): September 17, 2003

                                  BONTEX, INC.
             (Exact name of Registrant as specified in its charter)

       Virginia                      0-5200                      54-0571303
   (State or other                (Commission                  (IRS Employer
   jurisdiction of                File Number)               Identification No.)
    incorporation)

                                ONE BONTEX DRIVE,
                        BUENA VISTA, VIRGINIA 24416-1500
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 540-261-2181


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          (Former name or former address, if changed since last report)

                                EXPLANATORY NOTE

On September 10, 2003, Bontex, Inc. (the "Company") filed a Form 15 in reliance on the provisions of Rule 12g-4(a)(1)(i) and Rule 15(d)(6) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company believes that its obligations to file reports pursuant to Section 13(a) and Section 15(d) of the Exchange Act were suspended immediately upon the filing of Form 15, subject to reinstatement in the event the Form 15 was withdrawn or denied. The Company voluntarily filed a current report on Form 8-K on October 27, 2003 at the request of the Securities and Exchange Commission, and voluntarily files this amendment to such report.

Item 4.  Changes in Registrant's Certifying Accountant

(a) In accordance with the rules of the Securities and Exchange Commission, the Company requested KPMG LLP ("KPMG") to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agreed with the statements in the Company's current report on Form 8-K filed on October 27, 2003. A copy of KPMG's letter, dated November 5, 2003, is filed as Exhibit 16.1 to this Form 8-K/A.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         16.1              Letter of KPMG LLP

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BONTEX, INC.


                                          By: /s/ James C. Kostelni
                                              ---------------------------------
                                              James C. Kostelni
                                              President and Chief
                                              Executive Officer

Date: November 14, 2003